SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2003

LENDINGTREE, INC

(Exact name of registrant as specified in charter)

Delaware	000-29215	25-1795344

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

11115 Rushmore Drive, Charlotte, North Carolina	28277

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 541-5351

SIGNATURES
EXHIBIT INDEX
Ex-99.1 Press release issued on April 21, 2003

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements. Not Applicable.
(b)	Pro Forma Financial Information. Not Applicable.
(c)	Exhibits. The following exhibit is filed herewith:

99.1 Press release issued on April 21, 2003

Item 9.     Regulation FD Disclosure

The following information is furnished pursuant to Item 9. “Regulation FD Disclosure” and Item 12, “Disclosure of Results of Operations and Financial Condition.”

Attached hereto as Exhibit 99.1 is a press release issued April 21, 2003 related to LendingTree’s financial results for the quarter ending March 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENDINGTREE, INC.

Date: April 21, 2003	By:	/s/ Keith B. Hall Name: Keith B. Hall Title: Senior Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
April 21, 2003	000-29215

LENDINGTREE, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued on April 21, 2003.